                                                                   Exhibit 10(a)

                                    AMENDMENT
                                       TO
                                CREDIT AGREEMENT

         AMENDMENT, dated as of March 25, 2004 (this "Amendment"), to the Credit Agreement dated as of November 8, 2002 (as amended, restated, modified or otherwise supplemented, from time to time, the "Credit Agreement") by and among EDO CORPORATION, a New York corporation ("EDO"), AlL SYSTEMS INC., a Delaware corporation ("AlL"), jointly and severally, (EDO and AlL, each a "Company" and collectively the "Companies"), CITIBANK, N.A., as Administrative Agent and as a Lender, FLEET NATIONAL BANK, as Syndication Agent and as a Lender, WACHOVIA BANK, N.A., as Documentation Agent and as a Lender, and the other Lenders party thereto.

         WHEREAS, the Companies, the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions of this Amendment, to amend a certain provision of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.       AMENDMENT.

         The penultimate sentence of Section 2.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         With respect to all Letters of Credit that have an expiry date later than the Revolving Credit Commitment Termination Date ("Post Termination L/Cs") and which have not matured or presentment for honor shall not have occurred within ten (10) Business Days prior to the Revolving Credit Commitment Termination Date (the "Cash Collateral Trigger Date"), other than with respect to Letters of Credit issued to Mellon Bank, N.A. to back those Mellon L/Cs having an expiry after such date (the "Extended Mellon L/Cs"), the Companies shall, within three
         (3) Business Days after the Cash Collateral Trigger Date, provide the Administrative Agent with (i) Cash Collateral in an amount equal to the aggregate undrawn amount of all such Letters of Credit, (ii) letters of credit, in form and substance and from financial institutions reasonably satisfactory to the Issuing Lender and the Administrative Agent, backing the Post Termination L/Cs ("Backing L/Cs") in an amount equal to the aggregate undrawn amount of all such Letters of Credit, or
         (iii) a combination of Cash Collateral and Backing L/Cs in an amount equal to the aggregate undrawn amount of all such Letters of Credit; provided that (A) in no event shall any Letter of Credit expire (or by its terms be required to be borrowed), on a date which is later than the 5th anniversary after the Revolving Credit Commitment Termination Date, and (B) no Post Termination L/C shall be issued, renewed or extended if after giving effect to the same the Aggregate Letter of Credit Outstandings (calculated solely with respect to all Post Termination L/Cs) exceeds $20,000,000.

2.       MISCELLANEOUS.

         Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

         Except as expressly amended hereby, or as may have been previously amended, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

         The amendment herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

         The Companies, jointly and severally, hereby represent and warrant that
(a) after giving effect to this Amendment, each of the representations and warranties of the Companies set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent.

         This Amendment shall constitute a Loan Document.

         THIS AMENDMENT SHALL GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the Companies and the Administrative Agent, as authorized on behalf of the Required Lenders, have signed and delivered this Amendment as of the date first written above.

                                        EDO CORPORATION

                                        By: /s/ FB BASSETT
                                        Name: Fred B. Bassett
                                        Title: CFO

                                        AlL SYSTEMS INC.

                                        By: /s/ FB BASSETT
                                        Name: Fred B. Bassett
                                        Title: CFO

                                        CITIBANK, N.A., AS ADMINISTRATIVE AGENT

                                        By: /s/ JASON QUINN
                                        Name: Jason Quinn
                                        Title: Vice President

                                 ACKNOWLEDGMENT

         Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of November 8, 2002 hereby acknowledges and agrees to the terms of the Amendment to which this Acknowledgement is attached and confirms that its Guaranty is in full force and effect.

                                    AlL TECHNOLOGIES INC.

                                    EDO COMMUNICATIONS AND
                                    COUNTERMEASURES SYSTEMS INC.

                                    EDO WESTERN CORPORATION

                                    EDO SPORTS, INC.

                                    ASTRO OPTICS LABORATORY, INC.

                                    EDO INTERNATIONAL CORPORATION

                                    EDO ENERGY CORPORATION

                                    EDO AUTOMOTIVE NATURAL GAS INC.

                                    SPECIALTY PLASTICS, INC.

                                    EDO PROFESSIONAL SERVICES INC.

                                    EDO RECONNAISSANCE AND
                                    SURVEILLANCE SYSTEMS, INC.

                                    EDO MTECH INC.

                                    EDO FOREIGN SALES CORPORATION

                                    DARLINGTON, INC.

                                    By: /s/ FB BASSETT
                                    Name: Fred B. Bassett
                                    Title: VP, of each of the above-referenced
                                                      companies

                                        4